 1
                          BABSON ENTERPRISE FUND, INC.
                         BABSON ENTERPRISE FUND II, INC.
                        DAVID L. BABSON GROWTH FUND, INC.
                             SHADOW STOCK FUND, INC.
                             BABSON VALUE FUND, INC.
                  BABSON-STEWART IVORY INTERNATIONAL FUND, INC.
                    D.L. BABSON BOND TRUST (PORTFOLIOS L & S)
                     D.L. BABSON TAX-FREE INCOME FUND, INC.
                       D.L. BABSON MONEY MARKET FUND, INC.

                       Supplement dated February 20, 2003

                                       to

                       Prospectus dated September 30, 2002

The  following   information   supplements  the  information  contained  in  the
prospectus:

RBC Dain Rauscher Corp. ("RBC Dain"),  part of the U.S. operations of Royal Bank of Canada,  entered into a Purchase  Agreement ("J&B Purchase  Agreement")  with
Generali  Finance B.V., the indirect  parent company of Business Men's Assurance
Company  of  America  ("BMA"),  and BMA,  dated  April 29,  2002.  Under the J&B
Purchase  Agreement,  RBC Dain  will  purchase  from BMA all of the  outstanding shares  of  common  stock  of  Jones &  Babson,  Inc.  ("J&B"),  a  wholly-owned subsidiary  of BMA and the  investment  adviser to the Babson Funds listed above
("J&B Transaction").

The  consummation of the J&B Transaction will result in an "assignment," as that term is defined in the  Investment  Company Act of 1940,  as amended  (the "1940
Act"), of the Babson Funds' current  advisory and  sub-advisory  agreements (the
"Current  Agreements").   Under  the  1940  Act,  the  Current  Agreements  will
automatically  terminate  upon  their  assignment.  As a  result,  the  Board of
Directors  of the  Babson  Funds has  approved  new  advisory  and  sub-advisory agreements.  The new  agreements,  which would  become  effective on the date of closing of the J&B Transaction, are subject to shareholder approval.

The J&B Purchase  Agreement  contains  certain closing  conditions.  There is no assurance that these  conditions will be met.  Therefore,  there is no guarantee that the  closing of the J&B  Transaction  will occur.  If all of the  necessary approvals,  including shareholder approval, are obtained, the J&B Transaction is expected to close on or about May 1, 2003.

D.L. BABSON BOND TRUST ONLY

Shareholders  of the D.L. Babson Bond Trust ("Trust") will be asked to approve a redomestication and reorganization of the Trust from a Missouri common law trust
to  a  Delaware   statutory  trust.   Pursuant  to  an  Agreement  and  Plan  of
Reorganization,  substantially  all of the  assets and  liabilities  of the D.L.
Babson Bond Trust  (Missouri  Trust) will be transferred to the D.L. Babson Bond
Trust  (Delaware  Trust) in exchange for shares of the Delaware Trust which were
distributed  to  Missouri  Trust  shareholders.   It  is  anticipated  that  the
reorganization  of the Trust will take place  shortly  before the closing of the
J&B Transaction.

It is currently  intended that shareholder  meetings of the Babson Funds will be held in March 2003 for the  purpose of  obtaining  shareholder  approval  of the items described  above.  Proxy materials were mailed to shareholders on February
13,  2003 with  respect to each of the  Babson  Funds,  except the Trust.  Proxy materials for the Trust were mailed to shareholders on February 14, 2003.